[Peoples Benefit Life Insurance Company]

September 4, 2003

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	Peoples Benefit Life Insurance Company Separate Account V –

Personal Manager Variable Annuity

File No. 33-72838, 811-6564, CIK 884067

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Peoples Benefit Life Insurance Company Separate Account V, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report for the following underlying management investment companies: Variable Insurance Products Fund, Variable Insurance Products Fund II, Dreyfus Variable Investment Fund-Service Class and Strong Variable Insurance Funds, Inc This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following semi-annual reports were filed with the Commission via EDGAR on the dates indicated:

•	Dreyfus Variable Investment Fund-Service Class (CIK: 813383) filed August 19, 2003
•	Strong Variable Insurance Funds, Inc. (CIK: 883644) filed August 22, 2003
•	Variable Insurance Products Fund (CIK: 356494) filed August 29, 2003
•	Variable Insurance Products Fund II (CIK: 831016) filed August 29, 2003

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ BRENDA D. SNEED

Brenda D. Sneed Assistant General Counsel